Summary Prospectus and Prospectus Supplement

Equity Income Fund
Value Fund
Summary Prospectuses and Prospectuses dated August 1, 2021
VP Large Company Value Fund
VP Mid Cap Value Fund
VP Value Fund
Summary Prospectuses and Prospectuses dated May 1, 2022
Mid Cap Value Fund
Focused Large Cap Value Fund
Summary Prospectuses and Prospectuses dated March 15, 2022
American Century Focused Large Cap Value ETF
Summary Prospectus and Prospectus dated January 1, 2022

Supplement dated July 1, 2022

Phillip N. Davidson, Senior Vice President and Executive Portfolio Manager, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the funds effective December 31, 2022.

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